AMENDMENT TO EXECUTIVE LONG TERM DISABILITY PLAN
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                               DATED JUNE 23, 1999
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Under  authority delegated to it, Management elects to modify the Executive Long
Term Disability Plan to increase the benefit from 60% of benefit earnings to 66 2/3% of benefit earnings, effective January 1, 1999, to be consistent with the disability benefit offered under the Purina Benefit Association Long Term Disability Plan.


___________________
W.  P.  McGinnis

Date:_______________